Exhibit 10.15
PREFERRED PROVIDER AUCTION PROPOSAL
PROPOSAL #40317
This Proposal is between:
IronPlanet, Inc. (“IronPlanet”) headquartered at 4695 Chabot Drive, Suite 102, Pleasanton, California 95488

IronPlanet Authorized Representative:	Mike Rich, Vice President, Sales

and the (“Seller”)

Company Name:	Komatsu Financial L.P.

Location:	One Continental Towers, 1701 W. Golf Road, Suite 300, Rolling Meadows, Illinois 60008

Authorized Representative/Title:	Mr. Tim Tripas, Vice President Operations

Phone #:	(847) 437-3595	Fax #:	(847) 437-7522

Email Address:

Date:	February 9, 2010	(“Effective Date”)

Seller agrees that upon the execution of this Proposal, Seller will register and accept IronPlanet’s standard terms and conditions, located at http://www.ironplanet.com/pop/terms.jsp (the “Website”).
Section I. Offer
1.1 Preferred Provider
1.1.1	Offer
i.	Consignment Rate: IronPlanet is offering a fixed commission rate of [***]% for all equipment consigned through IronPlanet’s Featured (unreserved) and Daily (reserved) Auctions.

By way of comparison, IronPlanet’s standard published commission rates are presented below:
Standard Commission Rates

Final Selling Price (per piece)	Commission Rate %
Less than $5,000	14%
$5,000 to $24,999	10%
$25,000 and greater	8%
ii.	Listing Fee: A Listing Fee is charged for each item of equipment sold through IronPlanet’s auction channel. This Listing Fee covers the costs of inspections of Seller’s consigned equipment. A copy of the 2010 Listing Fees is attached hereto as Exhibit 2 of this Proposal. Seller will be charged the prevailing listing fee at the time of consignment based on the type of equipment unit consigned.
[***] Indicates portions of this exhibit that have been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

iii.	Lien Search Fee: If applicable, a Lien Search fee of $35 will be assessed on each unit of equipment for independent lien searches to verify clear ownership title and any financial encumbrances on this equipment. As part of our preferred provider relationship, IronPlanet will waive all lien search fees for Seller. In lieu of such fees, Seller will warrant that all consigned units are unencumbered. The attached Exhibit 1 should be used for this purpose. Seller will be responsible for disclosing their liens when submitting their listing to IronPlanet.

iv.	Title Transfer Fee: If applicable, a Title Transfer Fee of $25 for each title will be deducted from net proceeds of the sale.

v.	Make Ready Services: IronPlanet will assist Seller to facilitate make-ready services on equipment to maximize price realization. Any work order exceeding $1,000 (not including cleaning) will be approved by Seller or the persons in remarketing authorized to do so by Seller. All make ready services authorized by Seller will be deducted from the net proceeds of sale.

vi.	Term and Termination: The term of this Proposal shall be a two (2) year period commencing on the Effective Date. If a party elects to terminate this Proposal, all such rights shall be in accordance with IronPlanet’s terms and conditions located on the Website.
1.1.2	Payment
i.	Method: The cost of the Commissions, Listing, and Title Transfer Fee(s), as applicable, will be deducted from the net proceeds of a sale.

ii.	Timing: Payment shall be made to Seller, by wire transfer approximately fifteen (15) business days after the equipment is sold in auction.
1.2 Equipment Condition
1.2.1	IronPlanet recommends (however, not required) that all equipment should be in good operating condition, cleaned, and prepared for inspection and sale by IronPlanet. This may include, but not limited to, the exterior, interior, and tires.
Section II. Common Terms and Conditions
2.1 Location, Decals, Storage & Records
2.1.1	The equipment shall remain at the Seller’s location or Seller designated location following inspection by IronPlanet until it is sold at auction.

2.1.2	No equipment storage charges will be levied upon IronPlanet and/or its auction buyers by Seller for a period of up to thirty (30) business days following finalization of equipment sale at auction.

2.1.3	If available, copies of the complete maintenance history records for the equipment will be given to IronPlanet at least two (2) weeks prior to auction.

Preferred Provider Proposal	Confidential
(v. 1.0)

2.1.4	Before an item can be sold in auction, it is the Seller’s responsibility to ensure that all items of equipment shall have EPA stickers where required by operation of law and regulation pertaining to diesel, non-road engines subject to EPA certification and labeling requirements.
2.2 Auction Dates & Opening Bids
2.2.1	IronPlanet reserves the right to set all of the opening bids.

2.2.2	IronPlanet reserves the right to divide the equipment into multiple auctions.
Section III. Responsibilities
3.1 IronPlanet’s Auction Responsibilities
3.1.1	IronPlanet agrees to market Seller’s equipment through various means, which may include e-mail, industry periodicals, telemarketing and direct mail, incorporating any mailing lists that Seller may provide.

3.1.2	IronPlanet agrees to provide Seller with a confirmation of sale listing equipment sold after each auction.

3.1.3	IronPlanet agrees to coordinate the detailed inspections of the equipment to assure accurate, timely, and detailed inspections.

3.1.4	For purposes of compliance with United States Export Control laws, IronPlanet will not allow participation from nor allow shipments to any embargoed country or any party on the “Denied Persons” list as designated by the United States Department of Commerce Bureau of Industry & Security Office of Exporter Services and United States Department of Treasury Office of Foreign Assets Controls.
3.2 Seller’s Responsibilities
3.2.1	Seller agrees to sell the equipment to the highest bidder with no bid-ins, no buy-backs, and no individual bidding for the Seller.

3.2.2	Seller agrees to allow IronPlanet to divide the equipment into multiple auctions.

3.2.3	Seller agrees to provide free and clear title for all equipment prior to receiving payment. See Exhibit 1.

3.2.4	For any titled equipment, the Seller will provide IronPlanet with either signed original titles or a notarized Limited Power of Attorney (“LPOA”) and unsigned original titles two weeks prior to auction. The LPOA will empower IronPlanet to sign in the name, place and stead of Seller any Certificates of Ownership issued by the Division of Motor Vehicles of the covering state. Failure to provide title(s) and/or LPOA will cause the impacted equipment to be placed on hold and will not be made available for auction until such documentation is provided.

3.2.5	Seller agrees to maintain insurance on and store machines listed with IronPlanet through the end of the sale and units have shipped to the buyer via common carrier, or self transported by the buyer.

Preferred Provider Proposal	Confidential
(v. 1.0)

3.2.6	Seller agrees to provide access to buyers or common carriers during regular business hours to retrieve the equipment as the pieces of equipment are sold.

3.2.7	Seller agrees to allow IronPlanet to utilize Seller’s name as a Seller on its Website.
[THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

Preferred Provider Proposal	Confidential
(v. 1.0)

Proposal Acceptance
This Proposal incorporates by reference IronPlanet’s standard terms and conditions which are located on IronPlanet’s Website, which were read and agreed to by Seller as a condition of registration. Except as may be otherwise provided herein, IronPlanet’s standard terms and conditions shall apply to this Proposal.
IronPlanet and Seller hereby agree that a copy of this Proposal, which if transmitted by facsimile (1-678-586-2305) or electronic mail, shall be binding and have the same force and effect as a signed original. This Proposal shall be deemed in effect upon signature of both parties below:
Agreed to and Accepted By:

Komatsu Financial L.P.		IronPlanet, Inc.
By:	/s/ Tim Tripas	By:	/s/ James Jeter

	(signature)		(signature)

Print Name:	Tim Tripas	Print Name:	James Jeter

Title:	VP of Ops	Title:	Executive Vice President

Date:	6/14/2010	Date:	6/14/2010

This Proposal shall not be copied, reproduced or provided to anyone other than the Seller, or its Counsel, without prior written consent of IronPlanet. This Proposal is a confidential communication between IronPlanet and Seller. IronPlanet has a bond (#70259768) on file with the Secretary of State, California.

Select Seller Payment Instructions:	☐	Company Check	☐	Wire Transfer

If Wire Transfer, instructions:	Beneficiary Name:

Beneficiary Acct. No.:

Bank Name:

Bank Location:

Bank (ABA) Routing No.:

Preferred Provider Proposal	Confidential
(v. 1.0)

Exhibit 1
Certification of Lien and Encumbrances
With the signature of this document, the signatory for Komatsu Financial L.P. (“Seller”) certifies that all equipment listed with IronPlanet (“IronPlanet”) is or shall be free of all liens and encumbrances prior to being placed in auction by IronPlanet and/or authorize IronPlanet to remit auction proceeds as might otherwise accrue to the benefit of Seller to such lien holder(s).
If there are liens and they are not removed prior to auction, IronPlanet will pay any proceeds from auction directly to the lien holder or holders in the case of multiple or blanket liens.
IronPlanet will contact the lien holder and request a lien removal upon payment of outstanding balance. Please be advised that IronPlanet will pay off the liens up to the amount received from the auction sale. If additional payments are required to satisfy the lien, Seller agrees to be responsible for the prompt payment of any remaining lien balances.
By and for Komatsu Financial L.P:

By:	/s/ Tim Tripas

(Signature)

Title:	VP of Ops

Date:	6/14/2010

NAMES of Potential Lien Holders (Name, Address, Phone #)
1.

2.

3.

4.

Preferred Provider Proposal	Confidential
(v. 1.0)

Exhibit 2
2010 Listing Fees
(Included in separate attachment)

Preferred Provider Proposal	Confidential
(v. 1.0)

Inspection Rates — North America
The Matrix prices include single-unit inspections, as well as multi-unit inspections (multiple units at same location). Pricing for single unit inspections is 150% of the multi-unit rate, but subject to a minimum charge of $270 per trip.
Pricing for “Photos Only” inspections of non-powered units that include only the photos, description and significant features but provide no condition report and no IronClad Assurance is $70 each for multi-unit packages. TMs are requested to provide “Photos Only” inspections as appropriate.
Pricing for “Photos & Basic Functionality” inspections of powered units that include photos, description and significant features, along with basic functionality observations is $175 for multiple units. IronClad Assurance is not provided.
Example of “Photos & Basic Functionality” Condition Reporting:
1997 Ford F150- “Engine runs, Transmission is bad”
For those trips when an inspector experiences an excessive delay due to equipment not being immediately available for inspection (e.g. the unit cannot be located by the POC, the equipment is under repair, etc.), the trip is subject to an additional “wait time” fee of $50 per hour. Situations that require another trip to complete an inspection due to equipment availability issues will be subject to a reinspection fee equal to 80% of the original inspection fee.
Pricing factors include consideration for travel cost, complexity of inspection, fluid analysis, photography, administration, and report processing.
Updated as of January 1, 2010

Equipment Type	Single-Unit Rate		Multi-Unit Rate
Aerial Work Platforms
Boom lift < 50’	$	[***]	$	[***]
Boom lift 50’ & above	$	[***]	$	[***]
Scissor Lift Electric	$	[***]	$	[***]
Scissor Lift Fueled	$	[***]	$	[***]
AWP- other one man lifts	$	[***]	$	[***]
Walk-Behind Lift	$	[***]	$	[***]
Aggregate
Conveyor	$	[***]	$	[***]
Crusher (w/o carrier)	$	[***]	$	[***]
Crushing Plant	$	[***]	$	[***]
Hopper	$	[***]	$	[***]
Pugmill Blending Machine	$	[***]	$	[***]
Screen	$	[***]	$	[***]
Screen Plant	$	[***]	$	[***]
Stacker	$	[***]	$	[***]
Ag Plant/Plant Components Operational Inspection	P.O.R.		P.O.R.
Air Compressors
Compressor < 400CFM	$	[***]	$	[***]
Compressor 400 CFM & above	$	[***]	$	[***]
Sand Blast Rig	$	[***]	$	[***]
Shop Air < 10HP	$	[***]	$	[***]
Asphalt/Paving/Concrete
Chip Spreader	$	[***]	$	[***]
Cold Planer <100HP	$	[***]	$	[***]
Cold Planer 100HP & above	$	[***]	$	[***]
Concrete Buggy	$	[***]	$	[***]

[***]	Indicates portions of this exhibit that have been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

Updated as of January 1, 2010

Equipment Type	Single-Unit Rate		Multi-Unit Rate
Concrete Mixer: < 10HP	$	[***]	$	[***]
Concrete Plant / Asphalt Plant	P.O.R.		P.O.R
Concrete Pump	$	[***]	$	[***]
Concrete Pump Trailer	$	[***]	$	[***]
Concrete Pump Truck	$	[***]	$	[***]
Curb & Gutter Machine <100HP	$	[***]	$	[***]
Curb & Gutter Machine 100HP & Above	$	[***]	$	[***]
Distributor	$	[***]	$	[***]
Finisher	$	[***]	$	[***]
Forms	$	[***]	$	[***]
Grout Mixer	$	[***]	$	[***]
Grout Pump	$	[***]	$	[***]
Material Transfer Device / Shuttle Buggy	$	[***]	$	[***]
Paver	$	[***]	$	[***]
Portable Concrete Mixer	$	[***]	$	[***]
Power Trowel	$	[***]	$	[***]
Power Trowel Ride -On	$	[***]	$	[***]
Rebar Bender	$	[***]	$	[***]
Screed, Broom, Rebar Placer	$	[***]	$	[***]
Slip Form Paver	$	[***]	$	[***]
Spreader Box	$	[***]	$	[***]
Stabilizer/mixer	$	[***]	$	[***]
Tar Kettle	$	[***]	$	[***]
Walk Behind — Concrete Saw	$	[***]	$	[***]
Widener	$	[***]	$	[***]
Windrow Elevator	$	[***]	$	[***]
Attachments and Parts
All-Non Powered (Assumes Photos Only Inspections)	$	[***]	$	[***]
Buckets, Rakes, Forks, Etc
All Powered (Fueled or Hydraulic)	$	[***]	$	[***]
Brooms, Mills Augers, Hammers, Etc
Automobiles
Automobile (car)	$	[***]	$	[***]
Passenger Van	$	[***]	$	[***]
Backhoe Loaders
Loader Backhoe	$	[***]	$	[***]
Mini Backhoe	$	[***]	$	[***]
Bore/Trench/Drill Equipment
Bedding & Rock Box	$	[***]	$	[***]
Bucket wheeled Trencher	$	[***]	$	[***]
Cable Plow <100HP	$	[***]	$	[***]
Cable Plow 100HP & Up	$	[***]	$	[***]
Directional Boring Machine	$	[***]	$	[***]
Drill	$	[***]	$	[***]
Drill 0-3” Air Trac, Test Hole, Well Rigs	$	[***]	$	[***]
Drill 3” & above, Track or Truck Mounted	$	[***]	$	[***]
Foundation Auger- Large Track Mtd.	$	[***]	$	[***]
Kelly Bar Rig Only	$	[***]	$	[***]
Mud Mixing System	$	[***]	$	[***]
Rock Drill	$	[***]	$	[***]
Rock Saw < 100HP	$	[***]	$	[***]
Rock Saw 100HP & Above	$	[***]	$	[***]
Shoring Box / Trench Shield	$	[***]	$	[***]
Trencher	$	[***]	$	[***]
Trencher-Walk Behind	$	[***]	$	[***]
Underground Boring Tool	$	[***]	$	[***]
Vacuum System	$	[***]	$	[***]

[***]	Indicates portions of this exhibit that have been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

Updated as of January 1, 2010

Equipment Type	Single-Unit Rate		Multi-Unit Rate
Brooms & Sweepers
Broom	$	[***]	$	[***]
Sweeper	$	[***]	$	[***]
Twin Engine Sweeper	$	[***]	$	[***]
Compactors
Vibratory Compactor
Double Drum Asphalt <48”	$	[***]	$	[***]
Double Drum Asphalt 48” & above	$	[***]	$	[***]
Single Drum Soil	$	[***]	$	[***]
Padfoot < 48”	$	[***]	$	[***]
Padfoot 48” & above	$	[***]	$	[***]
Walk Behind Compactor	$	[***]	$	[***]
Static
Double Drum Asphalt <48”	$	[***]	$	[***]
Double Drum Asphalt 48” & above	$	[***]	$	[***]
Padfoot Powered	$	[***]	$	[***]
Landfill Compactor	$	[***]	$	[***]
Pull Type	$	[***]	$	[***]
Pneumatic
Powered	$	[***]	$	[***]
Trench Compactor	$	[***]	$	[***]
Jumping Jack Tamp	$	[***]	$	[***]
Vibratory Plate	$	[***]	$	[***]
Cranes
Overhead Crane	$	[***]	$	[***]
Lattice Boom Crawler Crane	$	[***]	$	[***]
Lattice Boom Truck Crane	$	[***]	$	[***]
Hydraulic Truck Crane	$	[***]	$	[***]
Rough Terrain Crane	$	[***]	$	[***]
Carry Deck Crane	$	[***]	$	[***]
Tow Behind Crane	$	[***]	$	[***]
Dozers
Pipelayer	$	[***]	$	[***]
Track Dozer: < 100 HP (D5 & Under)	$	[***]	$	[***]
Track Dozer: 100 HP to 500HP	$	[***]	$	[***]
Track Dozer: >500 HP	$	[***]	$	[***]
Wheel Dozer: To 500HP	$	[***]	$	[***]
Wheel Dozer: >500 HP	$	[***]	$	[***]
Excavators
Front Shovel	$	[***]	$	[***]
Mini Excavator	$	[***]	$	[***]
Track Excavator: < 70 Metric ton	$	[***]	$	[***]
Track Excavator 70 Metric ton & above	$	[***]	$	[***]
Wheel Excavator	$	[***]	$	[***]
Farm Equipment
Baler	$	[***]	$	[***]
Combine	$	[***]	$	[***]
Cotton Stripper	$	[***]	$	[***]
Farm Tractor — Non-Articulated	$	[***]	$	[***]
Farm Tractor — Articulated	$	[***]	$	[***]
Forage Harvester	$	[***]	$	[***]
Rubber Track Tractor	$	[***]	$	[***]
Seeder	$	[***]	$	[***]
Tillage Implement	$	[***]	$	[***]
Windrower	$	[***]	$	[***]
Sprayer	$	[***]	$	[***]

[***]	Indicates portions of this exhibit that have been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

Updated as of January 1, 2010

Equipment Type	Single-Unit Rate		Multi-Unit Rate
Forestry
Chipper < 3”	$	[***]	$	[***]
Chipper 3” & above	$	[***]	$	[***]
Delimber	$	[***]	$	[***]
Feller Buncher — Track	$	[***]	$	[***]
Feller Buncher — Wheeled	$	[***]	$	[***]
Harvester — Tracked	$	[***]	$	[***]
Harvester — Wheeled	$	[***]	$	[***]
Horizontal Grinder	$	[***]	$	[***]
Log Forwarder	$	[***]	$	[***]
Log Loader	$	[***]	$	[***]
Mulch Blower	$	[***]	$	[***]
Mulcher	$	[***]	$	[***]
Portable Sawmill	$	[***]	$	[***]
Skidder	$	[***]	$	[***]
Stump Cutter	$	[***]	$	[***]
Swing Machine	$	[***]	$	[***]
Tub Grinder	$	[***]	$	[***]
Yarder	$	[***]	$	[***]
Saw-Boom MTD RT Right-of-way	$	[***]	$	[***]
Forklifts
Telehandler	$	[***]	$	[***]
Rough Terrain	$	[***]	$	[***]
Pneumatic > 15,000 lb	$	[***]	$	[***]
Pneumatic < 15,000 lb	$	[***]	$	[***]
Cushion Tire	$	[***]	$	[***]
All Electric	$	[***]	$	[***]
All Pallet Jacks	$	[***]	$	[***]
Generators
Generator < 8 KW	$	[***]	$	[***]
Generator 8 KW - 99KW	$	[***]	$	[***]
Generator 100KW - 299KW	$	[***]	$	[***]
Generator 300KW & above	$	[***]	$	[***]
Golf Cart
Golf Cart, Industrial Cart	$	[***]	$	[***]
Graders
Motor Grader	$	[***]	$	[***]
Light Towers	$	[***]	$	[***]
Loaders
Landscape Loader / Skip Loader	$	[***]	$	[***]
Tool Carrier	$	[***]	$	[***]
Track Loader < 7CY (CAT 980)	$	[***]	$	[***]
Track Loader 7CY & above	$	[***]	$	[***]
Wheel Loader < 7CY (CAT 980)	$	[***]	$	[***]
Wheel Loader 7CY & above	$	[***]	$	[***]
Mining
Dragline	P.O.R.		P.O.R.
Motorcycles
Motorcycle	$	[***]	$	[***]
Office Trailer
Office Trailer	$	[***]	$	[***]

[***]	Indicates portions of this exhibit that have been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

Updated as of January 1, 2010

Equipment Type	Single-Unit Rate		Multi-Unit Rate
On-Road Trailers
Bulk Trailer w/Pneumatic System	$	[***]	$	[***]
Bulk Trailer w/Pneumatic System — With Safety Compliance Check	$	[***]	$	[***]
Dump Trailer (Rear & Bottom)	$	[***]	$	[***]
Dump Trailer (Rear & Bottom) — With Safety Compliance Check	$	[***]	$	[***]
Equipment Trailer	$	[***]	$	[***]
Equipment Trailer — With Safety Compliance Check	$	[***]	$	[***]
Flatbed Trailer	$	[***]	$	[***]
Flatbed Trailer — With Safety Compliance Check	$	[***]	$	[***]
Low Boy Trailer: Single & tandem axle	$	[***]	$	[***]
Low Boy Trailer: Single & tandem axle — With Safety Compliance Check	$	[***]	$	[***]
Low Boy Trailer: 3 axle	$	[***]	$	[***]
Low Boy Trailer: 3 axle — With Safety Compliance Check	$	[***]	$	[***]
Low Boy Trailer: 4-5 axle	$	[***]	$	[***]
Low Boy Trailer: 4-5 axle — With Safety Compliance Check	$	[***]	$	[***]
Reefer Trailer	$	[***]	$	[***]
Reefer Trailer — With Safety Compliance Check	$	[***]	$	[***]
Specialty Trailer: > 5 axle	$	[***]	$	[***]
Specialty Trailer: > 5 axle — With Safety Compliance Check	$	[***]	$	[***]
Tag Along Trailer > 10 Ton	$	[***]	$	[***]
Tag Along Trailer > 10 Ton — With Safety Compliance Check	$	[***]	$	[***]
Tanker Trailer	$	[***]	$	[***]
Tanker Trailer — With Safety Compliance Check	$	[***]	$	[***]
Utility < 10 ton	$	[***]	$	[***]
Utility < 10 ton — With Safety Compliance Check	$	[***]	$	[***]
Van Trailer	$	[***]	$	[***]
Van Trailer — With Safety Compliance Check	$	[***]	$	[***]
Recycling Equipment
Baler	$	[***]	$	[***]
Grinder / Shredder	$	[***]	$	[***]
Scrapers
Motor Scraper — Twin Engine	$	[***]	$	[***]
Motor Scraper — Elevating	$	[***]	$	[***]
Motor Scraper — Single Engine	$	[***]	$	[***]
Pull Scraper	$	[***]	$	[***]
Pull Scraper Rig w Tractor	$	[***]	$	[***]
Water Wagon	$	[***]	$	[***]
Skid-Steers
Multi-Terrain Loader	$	[***]	$	[***]
Skid-Steer Loader	$	[***]	$	[***]
Tires/Wheels
Tires	$	[***]	$	[***]
Tools (pallet-sized lots encouraged)
Saws, Drills, Jacks, Etc, w/o Functional Test	$	[***]	$	[***]
Saws, Drills, Etc, w/ Functional Test	$	[***]	$	[***]
Misc Tools/Equipment <8HP w/ Functional Test	$	[***]	$	[***]
Traffic Control
Arrow Board	$	[***]	$	[***]
Barrier	$	[***]	$	[***]
Message Board	$	[***]	$	[***]
Radar Speed Sign	$	[***]	$	[***]
Traffic Signal	$	[***]	$	[***]
Trucks — Off-Road
Articulated Dump Truck	$	[***]	$	[***]

[***]	Indicates portions of this exhibit that have been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

Updated as of January 1, 2010

Equipment Type	Single-Unit Rate		Multi-Unit Rate
Off-Road End Dump < 50 Ton	$	[***]	$	[***]
Off-Road End Dump 50 Ton and Up	$	[***]	$	[***]
Track Truck	$	[***]	$	[***]
Water Truck	$	[***]	$	[***]
Water Wagon > 5000 gal	$	[***]	$	[***]
Trucks — On-Road
Boom Truck-Single Axle	$	[***]	$	[***]
Boom Truck-Tandem Axle	$	[***]	$	[***]
Bucket truck	$	[***]	$	[***]
Bus	$	[***]	$	[***]
Cab and Chassis	$	[***]	$	[***]
Digger Derrick	$	[***]	$	[***]
Mixer Truck	$	[***]	$	[***]
Dump Truck — Single or Tandem axle	$	[***]	$	[***]
Dump Truck: > 2 Rear Axle	$	[***]	$	[***]
Flat Bed Truck	$	[***]	$	[***]
Fuel / Lube w/ reels & pumps	$	[***]	$	[***]
Garbage Collection Truck	$	[***]	$	[***]
Highway Tractor	$	[***]	$	[***]
Motor Home	$	[***]	$	[***]
Pickup	$	[***]	$	[***]
Rollback Truck	$	[***]	$	[***]
Service Truck	$	[***]	$	[***]
Snow Plow Truck	$	[***]	$	[***]
Stake Truck	$	[***]	$	[***]
SUV	$	[***]	$	[***]
Vacuum Truck (Super Sucker)	$	[***]	$	[***]
Van	$	[***]	$	[***]
Water Truck	$	[***]	$	[***]
Winch truck	$	[***]	$	[***]
Water Related Equipment
Water Pump	$	[***]	$	[***]
Water Tower	$	[***]	$	[***]
Water Truck	$	[***]	$	[***]
Water Wagon	$	[***]	$	[***]
Welders
Specialty Welding Units	$	[***]	$	[***]
Welders — Electric	$	[***]	$	[***]
Welders — Electric Multi Arc	$	[***]	$	[***]
Welders — Fueled	$	[***]	$	[***]

[***]	Indicates portions of this exhibit that have been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.